UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. )

_________________________

Filed by the Registrant ☒ Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

InPoint Commercial Real Estate Income, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! # T01670-P55341 INPOINT COMMERCIAL REAL ESTATE INCOME, INC. 2901 BUTTERFIELD ROAD OAK BROOK, IL 60523 INPOINT COMMERCIAL REAL ESTATE INCOME, INC. 2026 Annual Meeting Vote by September 15, 2026 11:59 PM ET You invested in INPOINT COMMERCIAL REAL ESTATE INCOME, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder Meeting to be held on September 16, 2026. Get Informed Before You Vote View the Notice, Proxy Statement and Annual Report online OR you can request a free paper or email copy of the material(s) prior to September 2, 2026. To request a copy of the material(s) for this and/or future stockholder meetings, you can (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If you request a copy of the material(s) by sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting September 16, 2026 2:00 p.m., Central Time 2901 Butterfield Road Oak Brook, Illinois 60523 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail per the instructions elsewhere in this notice. Please follow the instructions on the reverse side to vote these important matters. 1. To elect five director nominees listed in the Proxy Statement: Nominees: 1a. Denise C. Kramer For 1b. Donald MacKinnon For 1c. Norman A. Feinstein For 1d. Cynthia Foster Curry For 1e. Robert N. Jenkins For 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. T01671-P55341

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get Informed Before You Vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml. DOCUMENT ID 2/23

InPoint Commercial Real Estate Income, Inc. Your vote is very important. Please vote your shares today. The annual stockholder meeting will be held on September 16, 2026. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. If you have any questions or need assistance, please call 1-800-210-0941. Four Ways to Vote ONLINE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PHONE WITHOUT A PROXY CARD Call 1-800-210-0941 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. MAIL VOTE PROCESSING Mark, sign and date your proxy card and return it in the postage-paid envelope provided. QR CODE WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. PHONE MAIL QR CODE FOUR WAYS TO VOTE ONLINE 0000 0000 0000 0000 0000 0000 0000 00000000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number. NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.